AXA PREMIER VIP TRUST

CharterSM Multi-Sector Bond Portfolio

SUPPLEMENT DATED APRIL 15, 2020 TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2019, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (the “SAI”) dated May 1, 2019, as supplemented, of AXA Premier VIP Trust (the “Trust”).  You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI and retain it for future reference.  You may obtain an additional copy of the Summary Prospectus, Prospectus and SAI, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download these documents at the Trust’s website at www.axa-equitablefunds.com.

Information regarding the proposed restructuring of the CharterSM Multi-Sector Bond Portfolio (the “Portfolio”) was previously provided in a Supplement dated December 13, 2019.  The purpose of this Supplement is to provide you with updated information regarding the restructuring of the Portfolio, effective May 1, 2020.

Updated Information Regarding Portfolio Restructuring

At a special meeting of shareholders of the Portfolio held on April 10, 2020, shareholders approved an amended Investment Advisory Agreement between the Trust and AXA Equitable Funds Management Group, LLC (“FMG LLC”) with respect to the Portfolio. The amended Investment Advisory Agreement and the following additional changes with respect to the Portfolio, all as previously described in the Supplement dated December 13, 2019, will become effective May 1, 2020:  (1) the appointment of each of Brandywine Global Investment Management, LLC (“Brandywine”), Loomis, Sayles & Company, L.P. (“Loomis Sayles”), and AXA Investment Managers, Inc. (“AXA IM”) as an investment sub-adviser to the Portfolio; (2) changes to the Portfolio’s investment strategies and policies, including the adoption of a new non-fundamental 80% policy that will replace the current 80% policy; (3) a change in the Portfolio’s benchmark; and (4) a change in the Portfolio’s name to “EQ/Core Plus Bond Portfolio.”

Accordingly, effective May 1, 2020, the Portfolio will change from a fund-of funds strategy to a strategy pursuant to which the Portfolio will allocate its assets among Brandywine, Loomis Sayles, and AXA IM, each of which will actively manage its allocated portion of the Portfolio using a different yet complementary investment strategy.  Each proposed investment sub-adviser will invest its allocated portion of the Portfolio’s assets directly in debt securities of various companies and other issuers according to its investment strategy, rather than the Portfolio investing in underlying funds that invest in debt securities.

Additionally, the current 80% policy, which appears as the second sentence in the first paragraph in the section of the Summary Prospectus and Prospectus entitled “Investments, Risks, and Performance — Principal Investment Strategy,” will be deleted and replaced with the following 80% policy: “Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of U.S. and foreign bonds or other debt securities of varying maturities and other instruments that provide investment exposure to such debt securities, including forwards or derivatives such as options, futures contracts or swap agreements.”